EATON VANCE TAX-MANAGED EMERGING MARKETS FUND
Supplement to Prospectus dated November 1, 2008

1. Effective April 27, 2009, the Morgan Stanley Capital International Emerging Markets Index is the Fund’s primary benchmark index.

2. Effective July 8, 2009, please note the following change to the definition of emerging market countries. The following will replace the first paragraph in "Investment Objective & Principal Policies and Risks":

The Fund’s investment objective is to seek long-term, after-tax returns. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies located in emerging market countries. This policy will not be changed unless Fund shareholders are given 60 days advance notice of the change. For purposes of the 80% policy, net assets include any assets purchased with borrowings for investment purposes. A company will be considered to be located in an emerging market country if it is domiciled in or derives more than 50% of its revenues or profits from emerging market countries. Emerging market countries are generally countries not considered to be developed market countries, and therefore not included in the Morgan Stanley Capital International (MSCI) World Index. The Fund ordinarily is exposed to over thirty emerging market countries at all times and invests in more than 500 stocks. The Fund’s investment objective and most of the Fund’s policies may be changed without shareholder approval. There is no present intention to make any such change and shareholders will receive 60 days notice of any material change in the investment objective.

May 6, 2009	TMEMPS